Ivy NextShares

Supplement dated April 13, 2018 to the

Ivy NextShares Prospectus

dated October 31, 2017

Effective immediately, the following replaces the “Portfolio Managers” section for Ivy Focused Growth NextShares on page 6:

Portfolio Manager

Bradley M. Klapmeyer, Vice President of IICO, has managed the Fund since its inception.

Effective immediately, the following replaces the first paragraph of the “The Management of the Funds — Portfolio Management and Organization — Ivy Focused Growth NextShares” section on page 34:

Ivy Focused Growth NextShares: Bradley M. Klapmeyer is primarily responsible for the day-to-day management of the Fund.

Supplement	Prospectus	1